EXECUTIVE EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of this 18th day of October, 2001, is between United Capturdyne Technologies, Inc. (the "Company") and Max Jeffrey Korbin, II ("Korbin").

         WHEREAS, Korbin has been employed as an executive of the Company and was also a principal shareholder of the Company; and

         WHEREAS, The Company has, as of the Effective Date, merged with a wholly owned subsidiary of VoiceFlash Networks, Inc. The Company is the surviving corporation as of the Effective Time and has retained its name; and

         WHEREAS, the Company desires to assure continuance of Korbin's service in connection with such business; and

         WHEREAS, Korbin agrees to be employed and the Company agrees to employ Korbin as the Chief Executive Officer of the Company as of the date hereof.

         WHEREAS, the parties agree that a covenant not to compete is essential to the growth and stability of the business of the Company.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, the Company and Korbin agree as follows:

         1.       EMPLOYMENT.

                  1.1 Employment and Term. The Company hereby employs Korbin, and Korbin shall serve the Company, upon the terms and conditions herein set forth, for a term commencing on the date of this Agreement and expiring on the last day of the 36th calendar month following the date first written above (the "Term of Employment"), unless earlier terminated pursuant to Section 4 below.

                  1.2 Position and Duties. Korbin is engaged as the Chief Executive Officer and to exercise and faithfully perform to the best of his ability on behalf of the Company the powers and duties customarily performed as CEO. The duties of the CEO shall generally be those set forth in the bylaws of the Company, subject to modification and further delegation as determined from time to time by the Board of Directors of the Company. Korbin shall report directly to the Board of Directors of the Company.

                  1.3 Other Activities. Nothing in this Agreement shall be construed to prevent Korbin from devoting a portion of his time to community or charitable activities, from investing his assets in any form or manner he deems appropriate or from serving as a director of any corporation, provided such activities do not unreasonably interfere with the duties under this Agreement and do not violate the provisions of Section 3.1 or 3.2.

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         2.       COMPENSATION.

                  2.1 Base Salary. Beginning on January 1, 2002, the Company will pay Korbin a salary of $125,000 per year, on the same basis as all Company Employee's.

                  2.2 Benefits. Company shall provide such benefits as are provided for other Company Employees. Those benefits shall include medical and dental insurance for Korbin and immediate family, cellular telephone charges and three (3) weeks paid annual vacation. The vacation amount shall be accrued if not used.

                  2.3 Withholding. Korbin agrees that the Company shall deduct and withhold from his salary and from all other amounts paid to Korbin, all state and federal tax and other withholdings required by law.

                  2.4 Expenses. The Company shall reimburse Korbin for reasonable expenses incurred on behalf of the Company in connection with his performance of his obligations hereunder during the term of this Agreement.

                  2.5 Termination. Without in any way limiting the other provisions of this Agreement, upon termination of Korbin's employment, whether by expiration of the term of this Agreement or as provided for in Section 4, Korbin shall cease to receive or have any right to receive salary or any other compensation or benefits provided for above or otherwise, except that amount earned but unpaid during Korbin's employment with the Company.

                  2.6 Bonus. At any time, and from time to time until December 31, 2001, Korbin may take a bonus in the amount of $250,000 as consideration for entering into this Agreement.

         3.       NONCOMPETITION AND DISCLOSURE OF INFORMATION.

                  3.1 Non-competition. Korbin acknowledges and recognizes the highly competitive nature of the Company's business and the goodwill, continued patronage, and specifically the names and addresses of the Company's Clients (as hereinafter defined) constitute a substantial asset of the Company having been acquired through considerable time, money and effort. Accordingly, in consideration of the execution of this Agreement, in the event Korbin's employment is terminated for Cause or by reason of Disability, Korbin agrees that during the Term of Employment and for a period of two years after the termination of Korbin's employment with the Company (as further limited hereinafter) and [within the area] in which Company engages in business [at the time] of termination, Korbin will not, directly or indirectly, be employed by, own, manage, operate, act as an agent for, join, control or participate in the ownership, management, operation or control of or be connected with directly or indirectly, in any manner, any business engaged in the processing of electronic transactions and the development of software related thereto ("Competitive Business"). Korbin shall be deemed to be connected with such business if he is the sole proprietor of such business, such business is carried on by a partnership in which he is a general or limited partner agent or Korbin, or a corporation or association of which he is a shareholder, officer, director, Korbin, member, consultant or agent; provided, that nothing herein shall prevent the purchase or ownership by Korbin of shares of less than one percent (1%) in a publicly held corporation. The above provisions restricting stock ownership do not pertain to the ownership of the stock of the Company or related companies.

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                  3.2 Disclosure of Information. Korbin recognizes and
acknowledges that the confidential, proprietary information of the Company, and other intellectual property of the Company including contacts made within the scope of Korbin's duties hereunder and such trade secrets or information as may exist from time to time, including without limitation technical information regarding the Company's business, information as to the identity of Korbins, customers and potential or existing suppliers of the Company or its affiliates, information as to the marketing or other plans of the Company and other similar items, are valuable, special and unique assets of the Company's business, access to and knowledge of which are essential to the performance of the duties of Korbin hereunder. Such property and information shall remain the exclusive property of the Company at all times during and subsequent to the Term of Employment. Korbin will not, during or after the Term of Employment, in whole or in part, remove the Company records either in original, duplicated or copied form, from the premises of the Company, (unless Korbin is required to do so to perform his employment duties hereunder) nor disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall Korbin make use of any such property for his own purposes or for the benefit of any person, firm, corporation or other entity (except the Company or its affiliates) under any circumstances, during or after the Term of Employment. For this Section 3.2, the Company shall include any and all of its affiliates. Confidential Information of the Company shall not include (a) information which has been made public, other than through breach of this Agreement; (b) information which Korbin possessed and/or had available to him on a non-confidential basis from a third person and/or entity before Korbin obtained the information from the Company and/or any client of the Company; (c) information which Korbin later obtains from a third party and/or entity without any confidentiality obligation; or (d) information which Korbin is legally required to disclose.

                  3.3 Covenants as Essential Elements of this Agreement. It is understood by and between the parties hereto that the foregoing covenants contained in Sections 3.1 and 3.2 are essential elements of this Agreement, and that but for the agreement by Korbin to comply with such covenants, the Company would not have agreed to enter into this Agreement. Such covenants by Korbin shall be construed to be agreements independent of any other provisions of this Agreement. The existence of any other claim or cause of action, whether predicated on any other provision in this Agreement, or otherwise, as a result of the relationship between the parties shall not constitute a defense to the enforcement of such covenants against Korbin.

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                  3.4 Remedies.

                  (i) Korbin acknowledges and agrees that the Company's remedy at law for the breach or threatened breach of any of the provisions of Section
3.1 or 3.2 herein would be inadequate and the breach shall be per se deemed as causing irreparable harm to the Company or its subsidiaries. In recognition of this fact in the event of a breach by Korbin of any of the provisions of Section
3.1 or 3.2, Korbin agrees that, in addition to any remedy at law available to the Company, including monetary damages, all rights of Korbin to payment under this Agreement and all amounts thereafter due to Korbin from the Company under the Agreement may be terminated and the Company, without posting any bond, shall be entitled to seek equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available to the Company. This provision does not affect Korbin's right to payment of salary, bonus or other monies due and owing to Korbin which have accrued but not been paid to Korbin prior to the breach or threatened breach.

                  (ii) The period of time applicable to any covenant in Section 3 will be extended by the duration of the violation by Korbin of such covenant.

                  3.5 Covenants to Survive this Agreement. The covenants of Korbin contained in Sections 3.1 and 3.2 hereof shall each be construed as an agreement independent of any other provision in this Agreement and shall survive the expiration or termination of this Agreement or any part thereof without regard to the reason therefor. The existence of any claim or cause of action of Korbin against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of either covenant. Both parties hereby expressly agree and contract that it is not the intention of either party to violate any public policy, statutory or common law, and that if any sentence, paragraph, clause, or combination of the same of Sections 3.1 and 3.2 is in violation of the law of any state where applicable, such sentence, paragraph, clause, or combination of the same shall be void in the jurisdictions where it is unlawful, and the remainder of such paragraph and this Agreement shall remain binding on the parties hereto. It is the intention of both parties to make the covenants of Sections 3.1 and 3.2 binding only to the extent that it may be lawfully done under existing applicable laws. In the event that any part of any covenant of Sections 3.1 and 3.2 is determined by a court of law to be overly broad thereby making the covenant unenforceable, the parties hereto agree, and it is their desire, that such court shall substitute a reasonable, judicially enforceable limitation in place of the offensive part of the covenant and as so modified the covenant shall be as fully enforceable as set forth herein by the parties themselves in the modified form.

                  3.6 Consideration. At any time, and from time to time until December 31, 2001, Korbin may take an amount of $250,000 as consideration for entering into the Non-Competition covenants of this Agreement.

                  3.7 Personal Guaranty. The Company will allow Korbin to maintain a separate and independent corporate account for the maintenance of reserves specifically and limited to e-fund transactions unless and until the Company is able to eliminate Korbin's personal guaranty with E-funds. The Company may not terminate Korbin for Cause as a result of Korbin's refusal to return such reserves to the Company unless and until the Company is able to eliminate Korbin's personal guaranty with E-funds.

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         4.       EARLY TERMINATION OF AGREEMENT.

                  4.1 Early Termination of Agreement. This Agreement shall terminate earlier than expiration of the Term of Employment ("Early Termination") upon the occurrence of any of the following events:

                  (a) Immediately upon notice from the Company to Korbin for cause. The term "cause" shall refer and be limited to: (i) any act of embezzlement or conversion of assets of the Company; (ii) Korbin's breach of any obligations under this Agreement; (iii) an act of malfeasance or gross negligence by Korbin; (iv) habitual or repeated material non-performance of duties.

                  (b) Upon notice from the Company to Korbin not for Cause. The Company may terminate Korbin's employment for whatever reason it deems appropriate, provided, however, that unless such termination is based on Cause, Korbin will be entitled to receive the Base Salary that Korbin would have been entitled to receive through and at the end of such Term of this Agreement.

                  (c) Upon mutual agreement of the Company and Korbin.

                  4.2 By Death or Disability. In the event of Korbin's death, this Agreement shall terminate on the date of his death and any salary or expenses owed up to the date of death shall be paid to his beneficiary. In the event of his Disability, this Agreement shall terminate as of such date of Disability. "Disability," for the purposes of this Agreement, shall be deemed to have occurred in the event (A) Korbin is unable by reason of sickness or accident, to perform Korbin's duties under this Agreement for an aggregate of three (3) months in any one (1) year period or (B) Korbin has a guardian of the person or estate appointed by a court of competent jurisdiction. Termination due to Disability shall be deemed to have occurred upon the first day of the month following the determination of disability as defined in the preceding sentence.

                  4.3 Obligations Surviving Early Termination. Notwithstanding the Early Termination of this Agreement as contemplated in Section 4.1 above or expiration of the term of this Agreement, the provisions of this Agreement relating to Korbin's covenant not to compete, and Korbin's obligation to maintain and protect trade secrets and confidential, proprietary rights and information of the Company shall maintain in force and effect pursuant to the terms of this Agreement.

         5.       GENERAL PROVISIONS.

                  5.1 (a) Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the heirs, legal representatives, successors and assigns, as applicable, of the respective parties hereto, and any entities resulting from the reorganization, consolidation or merger of any party hereto.

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                           (b) Headings. The headings used in this Agreement are
inserted for reference purposes only and shall not be deemed to limit or affect in any way the meaning or interpretation of any of the terms or provisions of this Agreement.

                           (c) Counterparts. This Agreement may be signed upon
any number of counterparts with the same effect as if the signature to any counterpart were upon the same instrument.

                           (d) Severability. The provisions of this Agreement
are severable, and should any provision hereof be found to be void, voidable or unenforceable, such void, voidable or unenforceable provision shall not affect any other portion or provision of this Agreement. Without limiting the generality of the above, should any provision be unenforceable as a result of a time period or geographic area, the time period and/or geographic area shall be reduced to the longest period and/or largest area which would render the provision enforceable.

                           (e) Waiver. Any waiver by any party hereto of any
breach of any kind or character whatsoever by any other party, whether such waiver be direct or implied, shall not be construed as a continuing waiver or consent to any subsequent breach of this Agreement on the part of the other party.

                           (f) Modification. This Agreement may not be modified
except by an instrument in writing signed by the parties hereto.

                           (g) Governing Law. This Agreement shall be
interpreted, construed and enforced according to the laws of the state of Florida. Venue shall lie in Broward County, Florida.

                           (h) Attorneys' Fees. In the event any action or
proceeding is brought by either party against the other under this Agreement, the prevailing party shall be entitled to recover attorneys' fees and costs in such amount as the court may adjudge reasonable.

                           (i) Notice. Any notice, consent, request, objection
or communication to be given by either party to this Agreement shall be in writing and shall be either delivered personally or by Airborne, Federal Express or other commercial overnight delivery service addressed as follows:

                  Company:          VFNX, Inc.
                                    6401 Congress Avenue, Suite 250
                                    Boca Raton, Florida 33487
                                    Attn:  CEO


                  Korbin:           Max Jeffrey Korbin, II

                           (j) Assignment. Neither the Company nor Korbin may
assign their rights and obligations pursuant to this Agreement to a third party without the written consent of each other.

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                 [SIGNATURES TO APPEAR ON THE FOLLOWING PAGE(S)]








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KORBIN ACKNOWLEDGES THAT HE HAS BEEN ADVISED TO SEEK THE ADVICE OFINDEPENDENT
COUNSEL AND THAT HE HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT COUNSEL, READ ALL OF THE TERMS OF THIS AGREEMENT, UNDERSTANDS THE AGREEMENT, AND AGREES TO ABIDE BY ITS TERMS AND CONDITIONS.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first set forth above.



                                       KORBIN:

                                       ------------------------------------
                                       Max Jeffrey Korbin, II



                                       United Capturdyne Technologies, Inc.

                                       By:
                                           --------------------------------
                                           Lawrence Cohen, President


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